UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2014 – August 31, 2014

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
	August 31, 2014 (Unaudited)
	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 90.54%
Argentina - 13.61%
Republic of Argentina:
	USD	7.000%	10/03/2015	20,353,773	$18,636,706(1)
	USD	7.000%	04/17/2017	7,385,210	6,180,395(1)
	USD	8.750%	06/02/2017	815,930	693,541(2)
	USD	6.000%	03/31/2023	1,700,000	1,963,500(2)

					27,474,142

Brazil - 16.04%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	20,260,000	8,811,147
	BRL	10.000%	01/01/2021	30,000,000	12,708,117
	BRL	10.000%	01/01/2023	25,830,000	10,848,427

					32,367,691

Colombia - 0.37%
Bogota Distrio Capital	COP	9.750%	07/26/2028	1,130,000,000	746,870(3)

Costa Rica - 0.48%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	431,000	409,450(3)
	USD	4.375%	04/30/2025	300,000	282,750(4)
	USD	7.000%	04/04/2044	269,000	283,122(4)

					975,322

Croatia - 1.42%
Croatian Government	USD	6.625%	07/14/2020	2,565,000	2,856,769(1)(3)

Dominican Republic - 4.64%
Dominican Republic:
	USD	7.500%	05/06/2021	3,874,000	4,522,895(1)(3)
	USD	5.875%	04/18/2024	4,130,000	4,408,775(1)(4)
	USD	7.450%	04/30/2044	387,000	427,635(4)

					9,359,305

El Salvador - 2.86%
Republic of El Salvador:
	USD	7.750%	01/24/2023	2,820,000	3,221,850(1)(3)
	USD	5.875%	01/30/2025	870,000	876,525(3)
	USD	7.625%	02/01/2041	1,550,000	1,681,750(1)(3)

					5,780,125

Ghana - 0.45%
Republic of Ghana	USD	7.875%	08/07/2023	923,000	907,770(3)

Indonesia - 2.88%
Inter-American Development Bank	IDR	0.000%	08/20/2015	37,910,000,000	3,037,013(5)
Republic of Indonesia:
	USD	4.875%	05/05/2021	1,597,000	1,722,764(1)(3)
	USD	5.375%	10/17/2023	959,000	1,053,701(3)

					5,813,478

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Iraq - 5.55%
Republic of Iraq	USD	5.800%	01/15/2028	12,396,000	$11,202,885(1)(3)

Ivory Coast - 3.72%
Ivory Coast Government:
	USD	5.375%	07/23/2024	291,000	288,526(4)
	USD	7.774%	12/31/2032	7,256,000	7,219,720(1)(3)(6)

					7,508,246

Jamaica - 0.18%
Jamaican Government	USD	7.625%	07/09/2025	330,000	353,100

Kenya - 0.30%
Republic of Kenya	USD	6.875%	06/24/2024	559,000	605,956(4)

Mexico - 6.92%
Mexican Bonos:
	MXN	9.500%	12/18/2014	5,511,000	429,578
	MXN	6.250%	06/16/2016	1,818,000	146,215
	MXN	4.750%	06/14/2018	95,690,000	7,382,165
	MXN	8.000%	06/11/2020	36,540,000	3,206,677
	MXN	6.500%	06/10/2021	34,390,000	2,808,367

					13,973,002

Mozambique - 2.69%
Republic of Mozambique	USD	6.305%	09/11/2020	5,306,000	5,438,650(1)(3)

Nigeria - 2.16%
Nigerian Government Bond	NGN	15.100%	04/27/2017	387,000,000	2,592,919
Republic of Nigeria:
	USD	6.375%	07/12/2023	432,000	475,848(4)
	USD	6.375%	07/12/2023	1,165,000	1,283,248(3)

					4,352,015

Panama - 0.47%
Republic of Panama	USD	8.125%	04/28/2034	680,000	943,500

Paraguay - 0.32%
Republic of Paraguay	USD	6.100%	08/11/2044	602,000	647,150(4)

Russia - 1.06%
Russian Federation	USD	7.500%	03/31/2030	1,914,933	2,131,799(1)(3)(6)

South Africa - 9.13%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	9,500,000	950,526
	ZAR	8.000%	12/21/2018	38,510,000	3,732,966
	ZAR	7.250%	01/15/2020	147,160,000	13,754,695

					18,438,187

Turkey - 6.18%
Republic of Turkey:
	TRY	6.500%	01/07/2015	1,750,000	803,146
	TRY	8.300%	06/20/2018	3,980,000	1,812,852
	TRY	10.500%	01/15/2020	9,700,000	4,812,977
	TRY	7.100%	03/08/2023	12,230,000	5,047,032

					12,476,007

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 2.27%
Ukraine Government	USD	9.250%	07/24/2017	4,983,000	$4,584,360(1)(3)

Venezuela - 6.84%
Republic of Venezuela:
	USD	13.625%	08/15/2018	400,000	407,200(3)
	USD	7.750%	10/13/2019	3,002,200	2,394,254(1)(3)
	USD	6.000%	12/09/2020	5,600,000	3,976,000(1)(3)
	USD	12.750%	08/23/2022	562,000	539,520(3)
	USD	9.000%	05/07/2023	3,434,000	2,721,445(1)(3)
	USD	7.650%	04/21/2025	576,000	404,640
	USD	11.750%	10/21/2026	1,590,300	1,419,343(1)(3)
	USD	9.250%	05/07/2028	2,000,000	1,530,000(3)
	USD	11.950%	08/05/2031	471,200	418,190(3)

					13,810,592

TOTAL SOVEREIGN DEBT OBLIGATIONS					182,746,921

(Cost $194,090,156)

CORPORATE BONDS - 39.05%
Argentina - 0.47%
YPF SA	USD	8.750%	04/04/2024	908,000	953,400(4)

Brazil - 2.17%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,500,000	1,485,000(4)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,309,705(4)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	1,055,000(4)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	219,000	233,235(4)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	273,833	297,451(4)

					4,380,391

Chile - 1.14%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	682,066(4)
VTR Finance BV	USD	6.875%	01/15/2024	1,500,000	1,615,657(4)

					2,297,723

China - 1.90%
CITIC Ltd.:
	USD	7.875%	Perpetual	1,000,000	1,075,000(7)
	USD	8.625%	Perpetual	200,000	236,500(3)(7)
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	1,200,000	1,305,000(1)(3)
Kaisa Group Holdings Ltd.:
	USD	8.875%	03/19/2018	500,000	521,250(4)
	USD	10.250%	01/08/2020	655,000	700,850(3)

					3,838,600

Colombia - 0.39%
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	275,728(3)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	497,000	503,834(4)

					779,562

Guatemala - 0.55%
Comcel Trust	USD	6.875%	02/06/2024	1,000,000	1,105,000(4)

India - 1.21%
ICICI Bank Ltd.	USD	6.375%	04/30/2022	600,000	622,500(3)(7)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,000,000	1,045,000(4)
	USD	8.250%	06/07/2021	500,000	564,375(4)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
India (continued)
Vedanta Resources PLC: (continued)
	USD	7.125%	05/31/2023	200,000	$212,500(4)

					2,444,375

Indonesia - 0.61%
Pertamina Persero PT	USD	4.300%	05/20/2023	1,145,000	1,126,680(1)(4)
PT Adaro Indonesia	USD	7.625%	10/22/2019	100,000	104,250(3)

					1,230,930

Israel - 0.41%
B Communications Ltd.	USD	7.375%	02/15/2021	775,000	825,375(4)

Kazakhstan - 3.29%
KazMunayGas National Co. JSC:
	USD	4.400%	04/30/2023	2,438,000	2,456,285(1)(4)
	USD	5.750%	04/30/2043	400,000	396,802(4)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,500,000	3,793,125(1)(4)

					6,646,212

Luxembourg - 0.82%
Puma International Financing SA	USD	6.750%	02/01/2021	1,607,000	1,661,236(4)

Mexico - 3.05%
America Movil SAB de CV	MXN	6.000%	06/09/2019	50,000,000	3,916,417
Cemex Finance LLC	USD	9.375%	10/12/2022	1,500,000	1,766,250(1)(4)
Metalsa SAB de CV	USD	4.900%	04/24/2023	481,000	471,380(4)

					6,154,047

Nigeria - 0.75%
Afren PLC	USD	10.250%	04/08/2019	1,406,000	1,504,420(4)

Peru - 2.66%
Ajecorp BV	USD	6.500%	05/14/2022	1,555,000	1,504,462(1)(4)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	850,000	923,313(4)
Southern Copper Corp.	USD	5.250%	11/08/2042	3,000,000	2,943,000(1)

					5,370,775

Russia - 3.49%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,500,000	1,456,725(1)(4)
Evraz Group SA	USD	6.750%	04/27/2018	1,500,000	1,417,500(1)(4)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	2,000,000	1,945,000(1)(4)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	1,194,000	1,205,940(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,000,000	1,020,000(3)

					7,045,165

Trinidad - 0.65%
Columbus International Inc.	USD	7.375%	03/30/2021	1,200,000	1,302,000(4)

Ukraine - 0.93%
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	1,950,000	1,886,625(1)

Venezuela - 14.56%
Petroleos de Venezuela SA:
	USD	5.250%	04/12/2017	14,532,200	11,734,752(1)(3)
	USD	8.500%	11/02/2017	5,135,500	4,620,666(1)(3)
	USD	6.000%	05/16/2024	694,636	408,807(3)
	USD	6.000%	11/15/2026	13,146,735	7,526,506(1)(3)
	USD	5.375%	04/12/2027	398,700	223,471

		Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Venezuela (continued)
Petroleos de Venezuela SA: (continued)
		USD	9.750%	05/17/2035	6,534,987	$4,875,100(1)(3)

						29,389,302

TOTAL CORPORATE BONDS						78,815,138

(Cost $80,460,059)

CREDIT LINKED NOTES - 3.29%
Indonesia - 3.29%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	57,300,000,000	4,581,551
	Deutsche Bank AG London	IDR	5.625%	05/17/2023	28,600,000,000	2,065,997

						6,647,548

TOTAL CREDIT LINKED NOTES						6,647,548

(Cost $8,103,548)

EXCHANGE TRADED FUNDS - 5.96%
iShares® MSCI Brazil Capped Fund		USD	N/A	N/A	89,000	4,779,300
iShares® MSCI Turkey ETF		USD	N/A	N/A	49,000	2,718,030
Vanguard® FTSE Emerging Markets ETF		USD	N/A	N/A	100,000	4,540,000

TOTAL EXCHANGE TRADED FUNDS						12,037,330

(Cost $12,126,575)

SHORT TERM INVESTMENTS - 0.40%
Money Market Mutual Funds - 0.40%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.00004%	N/A	808,322	808,322

TOTAL SHORT TERM INVESTMENTS						808,322

(Cost $808,322)

Total Investments - 139.24%						281,055,259
(Cost $295,588,660)

Liabilities in Excess of Other Assets - (39.24)%						(79,204,682)

Net Assets - 100.00%						$201,850,577

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Columbian Peso
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	On August 31, 2014, securities valued at $101,475,217 were pledged as collateral for reverse repurchase agreements.
(2)	Security is in default and therefore is non-income producing.
(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2014, the aggregate market value of those securities was $97,903,557, which represents approximately 48.50% of net assets.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,553,788, which represents approximately 20.59% of net assets as of August 31, 2014.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2014.
(7)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of August 31, 2014.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan Terbuka is the Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	72,401,592	Purchase	09/03/2014	$32,297,422	$301,152
J.P. Morgan Chase & Co.	GBP	1,062,700	Sale	09/30/2014	1,763,774	24,554

						$325,706

Citigroup Global Markets	BRL	72,401,592	Sale	09/03/2014	$32,297,422	$(357,422)
Citigroup Global Markets	BRL	48,170,842	Sale	10/02/2014	21,313,950	(118,525)
J.P. Morgan Chase & Co.	GBP	1,062,700	Purchase	09/30/2014	1,763,774	(8,762)

						$(484,709)

** The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.750%	05/16/2013	$2,722,825
Credit Suisse First Boston	0.450%	05/16/2013	1,868,989
Credit Suisse First Boston	0.500%	02/10/2014	3,282,400
Credit Suisse First Boston	0.750%	03/25/2014	823,400
Credit Suisse First Boston	0.750%	04/04/2014	1,460,250
Credit Suisse First Boston	0.650%	04/04/2014	2,409,305
Credit Suisse First Boston	0.500%	05/09/2014	1,035,005
Credit Suisse First Boston	0.750%	05/30/2014	3,720,581
Credit Suisse First Boston	0.650%	06/18/2014	1,616,250
Credit Suisse First Boston	0.250%	07/14/2014	2,352,000
Credit Suisse First Boston	0.700%	07/18/2014	2,144,880
Credit Suisse First Boston	0.750%	07/18/2014	4,140,000
Credit Suisse First Boston	0.500%	08/11/2014	1,155,000
J.P. Morgan Chase & Co.	0.550%	11/18/2013	2,069,963
J.P. Morgan Chase & Co.	0.650%	06/17/2014	1,986,143
J.P. Morgan Chase & Co.	0.750%	06/25/2014	12,264,149
J.P. Morgan Chase & Co.	0.000%	06/25/2014	2,620,182
J.P. Morgan Chase & Co.	0.700%	06/25/2014	2,834,097
J.P. Morgan Chase & Co.	0.850%	06/25/2014	3,228,398
J.P. Morgan Chase & Co.	0.450%	06/25/2014	1,981,374
J.P. Morgan Chase & Co.	0.250%	06/25/2014	3,134,253
J.P. Morgan Chase & Co.	0.550%	06/25/2014	6,880,397
J.P. Morgan Chase & Co.	0.650%	06/25/2014	2,333,335
J.P. Morgan Chase & Co.	0.750%	07/10/2014	2,202,630
J.P. Morgan Chase & Co.	0.850%	07/10/2014	2,628,240
J.P. Morgan Chase & Co.	1.050%	07/10/2014	2,419,522
J.P. Morgan Chase & Co.	0.350%	07/10/2014	1,735,487
J.P. Morgan Chase & Co.	0.250%	08/08/2014	1,621,800
J.P. Morgan Chase & Co.	0.450%	08/14/2014	3,780,000
Nomura Securities	0.650%	03/19/2014	1,313,547
Nomura Securities	0.600%	03/19/2014	1,179,375
Nomura Securities	0.250%	07/28/2014	341,250

			$85,285,027

All agreements can be terminated by either party on demand at value plus accrued interest.

Stone Harbor Emerging Markets Total Income Fund	Notes to Statement of Investments
August 31, 2014 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s primary investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments. The policies are in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of August 31, 2014:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$182,746,921	$–	$182,746,921
Corporate Bonds	–	78,815,138	–	78,815,138
Credit Linked Notes	–	6,647,548	–	6,647,548
Exchange Traded Funds	12,037,330	–	–	12,037,330
Short Term Investments	808,322	–	–	808,322
Total	$12,845,652	$268,209,607	$–	$281,055,259

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$325,706	$–	$325,706
Liabilities
Forward Foreign Currency Contracts	–	(484,709)	–	(484,709)
Total	$–	$(159,003)	$–	$(159,003)

*	For detailed Country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers between Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Investment Manager or an affiliate serves as investment manager or with which the Investment Manager is otherwise affiliated. The relationship between the Investment Manager and any such other investment company could create a conflict of interest between the Investment Manager and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is noted on the Statement of Investments.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at August 31, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the three months ended August 31, 2014, the average amount of reverse repurchase agreements outstanding was $85,515,377, at a weighted average interest rate of 0.49%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At August 31, 2014 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$3,950,100
Gross depreciation on investments (excess of tax cost over value)	(18,515,180)
Net unrealized depreciation	$(14,565,080)

Cost of investments for income tax purposes	$295,620,339

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2014

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	October 29, 2014